File Nos. 33-13021 & 811-5086

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

CHURCHILL TAX-FREE TRUST
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

Important Notice
Please Read Immediately

  AQUILA
GROUP OF
FUNDS

Churchill Tax-Free Fund of Kentucky
380 Madison Avenue, Suite 2300, New York, New York 10017

Notice of Annual Meeting of
Shareholders to Be Held
on April 23, 2010

To Shareholders of the Fund:

The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the “Fund”) will be held:

Place:	(a)	at Papa John’s Cardinal Stadium Brown & Williamson Room 2800 South Floyd Street Louisville, Kentucky;
Time:	(b)	on Friday, April 23, 2010 at 8:30 a.m. Eastern Daylight Time;
Purposes:	(c)	for the following purposes:
(i) to elect eight Trustees; each Trustee elected will hold office until the next annual meeting of the Fund’s shareholders or until his or her successor is duly elected (Proposal No. 1);
(ii)
to ratify (that is, to approve) or reject the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2010 (Proposal No. 2);

(iii) to act upon any other matters which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who Can Vote What Shares:	(d)
To vote at the Meeting, you must have been a shareholder on the Fund’s records at the close of business on January 25, 2010 (the “record date”).  Also, the number of shares of each of the Fund’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).

By order of the Board of Trustees,

EDWARD M. W. HINES
Secretary

March 12, 2010

Please Note:
If you do not expect to attend the Meeting, please vote by any of three ways: by the Internet, by telephone or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to the Fund, we request your cooperation in voting no matter how large or small your holding may be.

Churchill Tax-Free Fund of Kentucky
380 Madison Avenue, Suite 2300, New York, NY 10017

Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Churchill Tax-Free Fund of Kentucky (the "Fund"). The purpose of this Proxy Statement is to give you information on which you may base your voting decisions.

The Fund's Manager (the "Manager") is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of the Fund’s founder, Aquila Management Corporation. The Fund's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

A copy of the Fund's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

This Notice and Proxy Statement are first being mailed on or about March 12, 2010.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares.  If your shares are registered in your name, then you may vote in one of three ways:

(1) Proxy Card

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Fund calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

(2) Internet Voting

To vote your shares by the Internet, please contact the Fund at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(3) Telephone Voting

To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

General Information

You may end the power of the proxy holders to vote your shares by: (i) so notifying the Fund in writing; (ii) signing a new and different proxy card (if the Fund receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or contacting the Fund's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, and will therefore have the same effect as negative votes.

The Fund is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

The Fund pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Fund's shares so that these owners may authorize the voting of their shares. The Fund will pay these firms their out-of-pocket expenses for doing so.

On the record date, the Fund had four classes of shares outstanding. All shareholders of the Fund are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Fund's outstanding classes of shares was as follows: Class A Shares, $10.52; Class C Shares, $10.51; Class Y Shares, $10.52; and Class I Shares, $10.51. The meeting is expected to act only upon matters that affect the Fund as a whole: the election of Trustees and the selection of an independent registered public accounting firm. On matters that affect the Fund as a whole, all shareholders of the Fund, including the shareholders of all classes of shares of the Fund, are entitled to vote at the meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 18,522,794; Class C Shares, 375,039; Class Y Shares, 4,342,431 and Class I Shares, 756,830.

On the record date, the following holders held 5% or more of a class of the Fund’s outstanding shares. On the basis of information received from the institutional holders, the Fund's management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of the holder of record	Number of shares	Percent of class

Institutional 5% shareholders

NFS LLC FEBO Stock Yards Bank 200 S. 5th St. Louisville, KY	2,916,635 Class A Shares	15.75%

NFS LLC FEBO Leland Michael Moore Idajean Moore 10095 Pond Creek Rd. Alexandria, KY	24,757 Class C Shares	6.60%

First Clearing, LLC Harold Cannon 3700 Briarcliff Trace Owensboro, KY	19,869 Class C Shares	5.30%

MLPF&S for the sole benefit of its customers 4800 Deer Lake Dr East Jacksonville, FL	19,027 Class C Shares	5.07%

VALLEE & CO FBO SG c/o M&I TRUST CO NA 11270 W Park Pl Milwaukee, WI	2,820,585 Class Y Shares	64.95%

Morgan Keegan & Company, Inc. FBO Bankdan c/o Kentucky Trust Company 218 W. Main St. Danville, KY	314,474 Class Y Shares	7.24%

Danky & Co. P.O. Box 28 Danville, KY	260,070 Class Y Shares	5.99%

Pershing LLC P.O. Box 2052 Jersey City, NJ	643,027 Class I Shares	84.96%

Ameritrade Inc. for the sole benefit of its customers P.O. Box 2226 Omaha, NE	67,145 Class I Shares	8.87%

Additional 5% shareholders

The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Meeting, eight Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of the Fund. All shares of the Fund listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in April 2009, except Mr. John J. Partridge and Ms. Laureen L. White, who were elected by the Trustees in October 2009 to fill vacancies. All nominees have consented to serve if elected.

Nominees1
Name, Address2 and Date of Birth	Positions Held with Fund, Length of Service3 and Qualifications for Serving as Trustee4	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex5 Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years (The position held is a directorship unless indicated otherwise.)

Interested Trustee6
Diana P. Herrmann New York, NY (02/25/58)	Trustee since 1995 and President since 1999 More than 20 years of experience in mutual fund management
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder of the Aquila Group of Funds7 and parent of Aquila Investment Management LLC, Manager since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager of the Manager since 2003, and Chief Operating Officer of the Manager, 2003-2008; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the trade organization for the U.S. mutual fund industry dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			12	ICI Mutual Insurance Company (2006-2009)

Non-interested Trustees
Thomas A. Christopher Danville, KY (12/19/47)	Chair of the Board of Trustees since 2005 and Trustee since 1992 Experienced trustee of mutual funds, knowledgeable about financial and local matters	Vice President of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; President, A Good Place for Fun, Inc., a sports facility, since 1987; Director, Sunrise Children’s Services Inc. (2010); currently or formerly active with various professional and community organizations.	5	None

David A. Duffy North Kingstown, RI (08/07/39)	Trustee since 2009 Experienced mutual fund trustee, knowledgeable about local government affairs	Chairman, Rhode Island Convention Center Authority since 2003; director (advisory board) of Citizens Bank of Rhode Island and Connecticut since 1999; retired Founder, formerly President, Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; Transition Chairman for Gov. Donald Carcieri (R.I.); past National Chairman, National Conference for Community and Justice (NCCJ); Past Chair, Providence College President’s Council; Past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	2	Delta Dental of Rhode Island

Theodore T. Mason Hastings-on-Hudson, NY (11/24/35)	Trustee since 1987 Knowledgeable about operation and management of mutual funds
Executive Director, East Wind Power Partners LTD since 1994 and Louisiana Power Partners, 1999-2003; Trustee, Premier VIT, 2000-2009; Treasurer, Fort Schuyler Maritime Alumni Association, Inc., successor to Alumni Association of SUNY Maritime College, since 2004 (President, 2002-2003, First Vice President, 2000-2001, Second Vice President, 1998-2000) and director of the same organization since 1997; Director, STCM Management Company, Inc., 1973-2004; twice national officer of Naval Reserve Association, Commanding Officer of four naval reserve units and Captain, USNR (Ret); director, The Navy League of the United States New York Council since 2002; trustee, The Maritime Industry Museum at Fort Schuyler, 2000-2004; and Fort Schuyler Maritime Foundation, Inc., successor to the Maritime College at Fort Schuyler Foundation, Inc., since 2000.
			9	None

Anne J. Mills Castle Rock, CO (12/23/38)	Trustee since 1987 Knowledgeable about operation and governance of mutual funds	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2008; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None

John J. Partridge Providence, RI (05/05/40)	Trustee since 2009 Lawyer, knowledgeable about finance and corporate governance	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Narragansett Insured Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None

James R. Ramsey Louisville, KY (11/14/48)	Trustee since 1987 Experienced educator and knowledgeable about local economy and governmental affairs
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
			2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

Laureen L. White North Kingstown, RI (11/18/59)	Trustee since 2009 Knowledgeable about local government affairs	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

Other Individuals

Trustees Emeritus8
Lacy B. Herrmann New York, NY (05/12/29)	Founder and Chairman Emeritus since 2005, Chairman of the Board of Trustees, 1987-2005
Founder and Chairman of the Board, Aquila Management Corporation, the sponsoring organization and parent of the Manager or Administrator and/or Adviser to each fund of the Aquila Group of Funds; Chairman of the Manager or Administrator and/or Adviser to each since 2004; Founder and Chairman Emeritus of each fund in the Aquila Group of Funds; previously Chairman and a Trustee of each fund in the Aquila Group of Funds since its establishment until 2004 or 2005; Director of the Distributor since 1981 and formerly Vice President or Secretary, 1981-1998; Director or trustee, Premier VIT, 1994-2009; Director or trustee of Oppenheimer Quest Value Funds Group, Oppenheimer Small Cap Value Fund, Oppenheimer Midcap Fund, 1987-2009, and Oppenheimer Rochester Group of Funds, 1995-2009; Trustee Emeritus, Brown University and the Hopkins School; active in university, school and charitable organizations.
			N/A	N/A

Officers
Charles E. Childs, III New York, NY (04/01/57)	Executive Vice President since 2003
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Executive Vice President and Chief Operating Officer of the Manager and the Manager’s parent since 2008; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Senior Vice President, Vice President or Assistant Vice President of the Aquila Money-Market Funds, 1988-2003.
			N/A	N/A

Maryann Bruce Cornelius, NC (04/01/60)	Senior Vice President since 2009
President, Aquila Distributors, Inc., since 2008; Senior Vice President of each of the equity and bond funds in the Aquila Group of Funds since 2009; Executive Managing Director, Evergreen Investments, 2004-2007, President, Evergreen Investment Services, Inc., 1999-2007; President and CEO, Allstate Financial Distributors, Inc., 1998-1999; Senior Vice President and Director Financial Institution Division, OppenheimerFunds, Inc., 1990-1998, Regional Vice President, 1987-1990; Vice President and Mutual Fund Marketing Manager, J.C. Bradford & Company, 1982-1987.
			N/A	N/A

Todd W. Curtis Phoenix, AZ (06/08/49)	Vice President since 2004
Senior Vice President and Portfolio Manager, Tax-Free Trust of Arizona, since August 2004; Vice President and Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2009, backup portfolio manager, 2004-2009; Vice President and Portfolio Manager, Tax-Free Fund For Utah, since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.
			N/A	N/A

James Thompson Bountiful, Utah (03/17/55)	Assistant Vice President since 2009
Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Assistant Vice President and Backup Portfolio Manager, Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky, since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, UT, 1991-2009.
			N/A	N/A

Jason T. McGrew Elizabethtown, KY (08/14/71)	Vice President since 2001
Vice President, Churchill Tax-Free Fund of Kentucky since 2001, Assistant Vice President, 2000-2001; Vice President, Aquila Rocky Mountain Equity Fund since 2006; Investment Broker with Raymond James Financial Services 1999-2000 and with J.C. Bradford and Company 1997-1999; Associate Broker at Prudential Securities 1996-1997.
			N/A	N/A

Robert S. Driessen New York, NY (10/12/47)	Chief Compliance Officer since 2009
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since December 2009; Vice President, Chief Compliance Officer, Curian Capital, LLC, 2004-2008; Vice President, Chief Compliance Officer, Phoenix Investment Partners, Ltd., 1999- 2004; Vice President, Risk Liaison, Corporate Compliance, Bank of America, 1996-1999; Vice President, Securities Compliance, Prudential Insurance Company of America, 1993-1996; various positions to Branch Chief, US Securities and Exchange Commission, 1972-1993.
			N/A	N/A

Joseph P. DiMaggio New York, NY (11/06/56)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.	N/A	N/A

Edward M. W. Hines New York, NY (12/16/39)	Secretary since 1987
Of Counsel to Butzel Long, a professional corporation, counsel to the Fund, since 2010 and previously Shareholder since 2007; Partner of Hollyer Brady Barrett & Hines LLP, its predecessor as counsel, 1989-2007; Secretary of each fund in the Aquila Group of Funds.
			N/A	N/A

John M. Herndon New York, NY (12/17/39)	Assistant Secretary since 1995
Assistant Secretary of each fund in the Aquila Group of Funds since 1995 and Vice President of the three Aquila Money-Market Funds since 1990; Vice President of the Manager or its predecessor and current parent since 1990.
			N/A	N/A

Yolonda S. Reynolds New York, NY (04/23/60)	Assistant Treasurer since 2010	Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIIA-CREF, 2007; Sr. Fund Accountant, JP Morgan Chase, 2003-2006.	N/A	N/A

Lori A. Vindigni New York, NY (11/02/66)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.
			N/A	N/A

(1)
The Fund’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee and officer is c/o Churchill Tax-Free Fund of Kentucky, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(3)	Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4)	These are the qualifications, attributes or skills on which it was concluded that service as Trustee is appropriate.

(5)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(6)
Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(7)
In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the “Aquila Money-Market Funds”; Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the “Aquila Municipal Bond Funds”; Aquila Rocky Mountain Equity Fund is an equity fund; and Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds, which do not include the dormant funds described in footnote 5, are called the “Aquila Group of Funds.”

(8)	The Chairman Emeritus may attend Board meetings but has no voting power.

Securities Holdings of the Nominees
(as of 12/31/09)

Name of Trustee	Dollar Range of Ownership in Churchill Tax-Free Fund of Kentucky(1)	Aggregate Dollar Range of Ownership in the Aquila Group of Funds Overseen by Trustee(1)

Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

Thomas A. Christopher	E	E

David A. Duffy	C	C

Theodore T. Mason	C	E

Anne J. Mills	C	D

John J. Partridge	C	E

James R. Ramsey	E	E

Laureen L. White	B2	B
__________________

1.           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. over $100,000

2.           As of January 27, 2010

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager. For its fiscal year ended December 31, 2009, the Fund paid a total of $103,307 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

The Fund is one of the twelve funds in the Aquila Group of Funds, which consist of three money-market funds, seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Fund or from other funds in the Aquila Group of Funds during the Fund’s fiscal year.  None of such nominees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila Group of Funds.

Name	Compensation from the Trust	Compensation from all funds in the Aquila Group of Funds	Number of boards on which the Trustee now serves

Thomas A. Christopher	$25,068	$85,386	5
David A. Duffy	$10,368	$29,493	2
Theodore T. Mason	$13,750	$131,405	9
Anne J. Mills	$16,000	$77,155	5
John J. Partridge	$3,674	$33,674	5
James R. Ramsey	$13,500	$27,500	2
Laureen L. White	$3,674	$19,674	2

Class A Shares may be purchased without a sales charge by certain of the Fund's Trustees and officers.

The Fund’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder of each fund in the Aquila Group of Funds. As of February 28, 2010, these funds had aggregate assets of approximately $4.4 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC, which was founded in 1984, is owned, directly, and through certain trusts, by members of the family of Mr. Lacy B. Herrmann. As a result of transactions completed in 2009 no individual holds with the power to vote, directly or indirectly, more than 24.9% of the voting shares of AMC.

During the fiscal year ended December 31, 2009, the Fund paid $956,137 in management fees.

During the fiscal year ended December 31, 2009, $277,530 was paid under Part I of the Fund's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $10,919 was retained by the Distributor. With respect to Class C shares, during the same period $24,200 was paid under Part II of the Plan and $8,066 was paid under Part I of the Shareholder Services Plan. Of these total payments of $32,266 the Distributor retained $5,930. With respect to Class I Shares, during the same period $16,123 was paid under Part III of the Plan and $12,092 was paid under Part II of the Shareholder Services Plan. All of such payments were for compensation.

During the fiscal year ended December 31, 2009, the Fund paid $75,770 to Butzel Long, a professional corporation, independent counsel to the Fund, for legal services. Edward M.W. Hines, Secretary of the Fund, is of Counsel to that firm.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 74% by Mr. Herrmann and other members of his immediate family and the balance by Aquila Management Corporation.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940. The members of the Audit Committee are Thomas A. Christopher, David A. Duffy, Theodore T. Mason, Anne J. Mills, John J. Partridge, James R. Ramsey and Laureen L. White. The Committee (i) selects the Fund’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Fund's internal accounting procedures and controls. Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held three meetings during the Fund’s last fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

During the Fund's last fiscal year, the Board of Trustees held eight meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member, except for Mr. Ramsey, who was absent for three meetings due to unavoidable conflicts.

The Fund’s policy is that all Trustees who can do so attend the Annual Meeting. At the last Annual Meeting all of the current Trustees were present.

The Fund has a Nominating Committee, consisting of all of the Independent Trustees. The Nominating Committee held one meeting during the last fiscal year. The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY  10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on the Fund’s website at www.aquilafunds.com.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of the Fund’s most recently completed fiscal year, no Trustee purchased or sold any shares of any class of the Manager or its parent or subsidiaries.

The Board seeks continuously to be alert to potential risks regarding the Fund’s business and operations.

The Board has a Chair who is an Independent Trustee. The Board and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of the Fund’s activities and conduct.

In addition, at the Board’s direction, the Manager has established a Risk Identification Group that meets and reports to the Board as to significant risks and compliance matters. Issues raised are considered by the Board as it deems appropriate.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate sharing of information. These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board for appropriate action, including reports by others.

Vote Required

To be elected, each nominee must receive the affirmative votes of a majority of the shares present.

Ratification or Rejection
of Selection of
Independent Registered Public Accounting Firm
(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which is currently serving as the Fund's independent registered public accounting firm, has been selected by the Fund's Audit Committee and ratified by the Board of Trustees, including a majority of the Independent Trustees, as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2010. Such selection is submitted to the shareholders for ratification or rejection.

The following table represents fees for professional audit services rendered by TWB for the audit of the Fund's annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended December 31, 2008 and 2009.

	2008	2009

Audit Fees	$16,800	$17,600
Audit related fees	0	500
Audit and audit related fees	$16,800	$18,100
Tax fees (1)	3,100	3,200
All other fees	0	0
Total	$19,900	$21,300
_______________

(1)	Tax fees consisted of fees for tax consultation and tax compliance services.

TWB did not perform any services during the last fiscal year for the Fund’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to the Fund.

All audit and non-audit services performed by TWB on behalf of the Fund or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of the Fund are pre-approved by the Audit Committee.  Services to be considered between meetings of the Committee are pre-approved by a selected member of the Committee in accordance with applicable regulations and subject to additional procedures established by the Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending December 31, 2010.

TWB has no direct or indirect financial interest in the Fund or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present.

Shareholder Proposals

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Fund of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Fund's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Fund not less than 120 days before the anniversary of the date of this Proxy Statement. Accordingly, a shareholder proposal intended to be presented at the Fund’s 2011 annual meeting must be received by the Fund by November 11, 2010 in order to be included in the Fund’s proxy material relating to that meeting. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, shareholders will be notified.

The fact that the Fund receives a shareholder proposal in a timely manner does not insure its inclusion in the Fund's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

A shareholder wishing to provide notice of a proposal in the manner prescribed by Rule 14a-4 (c)(1) under the Securities Exchange Act of 1934 must submit written notice of the proposal to the Fund by January 21, 2011.

Other Business

The Fund does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

IMPORTANT NOTICE

PLEASE READ IMMEDIATELY

CHURCHILL TAX-FREE FUND OF KENTUCKY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on April 23, 2010

PROXY STATEMENT

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Your Proxy Vote is important!

And now you can Vote your Proxy on the PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs.  Savings which can help minimize expenses.

It saves Time!  Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy!  Just follow these simple steps:

1. Read your Proxy Statement and have it at hand.

2. Call toll-free 1-866-241-6192, or go to website: www.proxy-direct.com

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                                                                                                                                               AQUILA GROUP OF FUNDS                                                                                           PROXY
CHURCHILL TAX-FREE FUND OF KENTUCKY
Proxy for Annual Meeting of Shareholders – April 23, 2010
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Churchill Tax-Free Fund of Kentucky (the “Fund”) whose signature(s)appear(s) on the reverse does/do hereby appoint DIANA P. HERRMANN, CHARLES E. CHILDS, III and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held on Friday, April 23, 2010 at Papa John’s Cardinal Stadium, Brown & Williamson Room, 2800 South Floyd Street, Louisville, Kentucky, at 8:30 a.m. Eastern Daylight Time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed on the reverse.

Management recommends a vote FOR all nominees in Proposal 1 and FOR Proposal 2.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated.

VOTE VIA THE TELEPHONE: 1-866-241-6192 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note:  PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD.  When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.  Joint owners should each sign.

____________________________________________________________________
Signature

____________________________________________________________________
Signature (if held jointly)

____________________________________________________________________
Date                                                               CTFK_21107_021110

	YES	NO
I plan to attend the Annual Meeting in Louisville	⁮	⁮

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds Churchill Tax-Free Fund of Kentucky Shareholder Meeting to Be Held on April 23, 2010.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/aqu21107

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:
CHURCHILL TAX-FREE FUND OF KENTUCKY ANNUAL MEETING

			FOR	WITHHOLD	FOR ALL

1. Election of Trustee Nominees:			⁮	⁮	⁮

01) Thomas A. Christopher	02) David A. Duffy	03) Diana P. Herrmann*
04) Theodore T. Mason	05) Anne J. Mills	06) John J. Partridge
07) James R. Ramsey	08) Laureen L. White
*Interested Trustee

To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.
			FOR	AGAINST	ABSTAIN
			⁮	⁮	⁮
2. Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm. (Proposal No. 2 in Proxy Statement)

As to any other matter said proxies shall vote in accordance with their best judgment.

Annual Meeting Attendance – You are encouraged to attend the Annual Meeting of Shareholders. If you can attend, please so indicate on the proxy card or e-mail us at info@aquilafunds.com

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.
CTFK_21107_021110